UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07685

Frontier Funds, Inc.
(Exact name of registrant as specified in charter)

400 Skokie Blvd. Suite 500 Northbrook, IL			60062
(Address of principal executive offices)			(Zip code)

William D. Forsyth III 400 Skokie Blvd., Suite 500 Northbrook, Illinois 60062
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(847) 509-9860

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2019

Item 1. Reports to Stockholders.

ANNUAL REPORT

Frontier MFG Global Equity Fund

Frontier MFG Global Plus Fund

Frontier MFG Core Infrastructure Fund

Frontier MFG Select Infrastructure Fund

Frontier Phocas Small Cap Value Fund

Frontegra Asset Management, Inc.

June 30, 2019

Beginning in February 2021 for the Funds, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you invest through a financial intermediary, you may elect to receive shareholder reports and other communications electronically from the Funds by contacting your financial intermediary (such as a broker-dealer or bank). If you invest directly with the Funds, you will receive shareholder reports electronically beginning in February 2021.

You may elect to receive all future shareholder reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with a Fund, calling 1-888-825-2100 to let the Fund know of your request. Your election to receive shareholder reports in paper will apply to all funds held with Frontier Funds, Inc.

TABLE OF CONTENTS

Shareholder Letter	1
Frontier MFG Global Equity Fund and Frontier MFG Global Plus Fund
Report from MFG Asset Management	4
Investment Highlights	6
Frontier MFG Core Infrastructure Fund and Frontier MFG Select Infrastructure Fund
Report from MFG Asset Management	10
Investment Highlights	12
Frontier Phocas Small Cap Value Fund
Report from Phocas Financial Corporation	16
Investment Highlights	18
Expense Example	19
Schedules of Investments
Frontier MFG Global Equity Fund	22
Frontier MFG Global Plus Fund	24
Frontier MFG Core Infrastructure Fund	26
Frontier MFG Select Infrastructure Fund	29
Frontier Phocas Small Cap Value Fund	31
Statements of Assets and Liabilities	34
Statements of Operations	36
Statements of Changes in Net Assets	38
Financial Highlights	41
Notes to Financial Statements	50
Report of Independent Registered Public Accounting Firm	60
Additional Information
Directors and Officers	61
Foreign Tax Credit	65
Qualified Dividend Income/Dividends Received Deduction	65

This report is submitted for the general information of the shareholders of the above-listed Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. The Prospectuses may be obtained by calling 1-888-825-2100. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the applicable Prospectus carefully.

Frontier Funds, Inc. are distributed by Frontegra Strategies, LLC, 400 Skokie Blvd., Suite 500, Northbrook, IL 60062. Frontegra Strategies, LLC, member of FINRA and SIPC, is an affiliate of Frontegra Asset Management, Inc., the Funds' investment adviser.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontier Funds over the past twelve months ending June 30, 2019. The S&P 500 Index was up 10.42% and small capitalization stocks were down, with the Russell 2000® Index returning -3.31%. International stocks, as measured by the MSCI EAFE Index, returned 1.08% over the twelve-month period.

Fund Results

The Frontier MFG Global Equity Fund, managed by MFG Asset Management ("MFG"), returned 15.06% (net) versus the MSCI World Index (Net) return of 6.33% for the twelve-month period ending June 30, 2019.

The Frontier MFG Global Plus Fund — Institutional Class, also managed by MFG, returned 15.22% (net) versus the MSCI World Index (Net) return of 6.33% for the twelve-month period ending June 30, 2019. The Service Class shares returned 15.09% (net) over the same time period.

For the twelve-month period ending June 30, 2019, the Frontier MFG Core Infrastructure Fund — Institutional Class, also managed by MFG, returned 14.65% (net) versus the S&P Global Infrastructure Index return of 12.17%. The Service Class shares returned 14.60% (net) over the same time period.

The Frontier MFG Select Infrastructure Fund — Institutional Class, also managed by MFG, returned 13.90% (net) since the Fund's inception on July 2, 2018, through June 30, 2019. The Fund's return outperformed the 12.58% return of its benchmark, the S&P Global Infrastructure Index for the same time period. The Service Class shares returned 9.60% (net) versus the 9.16% return of its benchmark for the period February 19, 2019 (inception of Service Class), through June 30, 2019.

The Institutional Class shares of the Frontier Phocas Small Cap Value Fund, managed by Phocas Financial, returned -7.34% (net) versus the Russell 2000 Value Index return of -6.24% for the twelve-month period ending June 30, 2019. The Service Class shares returned -7.35% (net) over the same time period.

Outlook

The past twelve months can be broken into three distinct periods. From the middle of 2018 through early October, U.S. assets significantly outperformed overseas assets. From mid-October through year end, we saw a synchronized and violent drop in markets. Thus far, in 2019, we've seen an equally forceful rebound in markets, predicated partly on the about-face from the Fed, which has moved from a tightening stance to one of neutrality and likely easing as we move further into the year. At the same time, we continue to have political and geopolitical uncertainty — including ongoing trade discussions with China — which the market is trying to sort out.

We will continue to oversee the investment management of the Frontier Funds with the skill and prudence that have served our shareholders well in the past. As always, we appreciate your investment and continued confidence.

Best regards,

William D. Forsyth, CFA

President

Frontier Funds, Inc.

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FRONTIER
MFG GLOBAL EQUITY FUND
AND
FRONTIER
MFG GLOBAL PLUS FUND

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Global Equity Fund and the Frontier MFG Global Plus Fund is capital appreciation. The objective is measured against the MSCI World Index (Net).

Performance Review

The Frontier MFG Global Equity Fund returned 15.06%, net of fees, for the year ended June 30, 2019, while the Frontier MFG Global Plus Fund (Institutional Class) returned 15.22%, net of fees, for the same period. Both Funds outperformed the 6.33% return of their benchmark, the MSCI World Index (Net).

We do not manage the Funds against short-term performance metrics and it is inevitable the Funds will underperform markets at some point in the future. We feel strongly that people cannot retire on "relative investment returns"; only by generating investment returns that exceed the rate of inflation (ideally by a satisfactory margin) will investors increase their wealth over time. As such, we are happy to be judged on the absolute returns of our strategy over time.

Global stocks rose in the twelve months to June 2019, after companies posted higher-than-expected earnings and the U.S. economy expanded briskly without generating inflation. The Federal Reserve indicated it would stop, and possibly reverse, its gradual tightening of U.S. monetary policy and the European Central Bank said it would "use all the instruments that are in the toolbox" to help the eurozone's weak economy. Gains were capped by concerns global growth might slow, driven by China-U.S. tensions and rising political uncertainty in Europe.

The Funds recorded a positive return for the twelve months. The stocks that performed best included the investments in Starbucks, Microsoft, Visa, Mastercard, Yum! Brands and HCA Healthcare. Starbucks rose after the coffee chain spoke of plans to improve delivery in China, boosted marketing in the U.S. to revive sales growth, posted global sales growth that topped expectations and said it would cut about 5% of the workers at its headquarters. Microsoft gained after releasing earnings results that consistently showed strong growth in cloud revenues. Visa and Mastercard benefited from sustained growth in consumer spending and greater card use in a world going more cashless. Yum! Brands rose after same-store sales and profit numbers of the owner of KFC, Pizza Hut and Taco Bell persistently outdid expectations. HCA rallied after the U.S. hospital chain reported higher-than-expected profits and revenue due to higher patient numbers and an increase in higher-paying procedures.

The only stocks to detract from performance to any extent were Kraft Heinz and Wells Fargo. Kraft Heinz staged its big tumble in the March quarter after the packaged-goods company wrote down the value of underperforming brands by US$15.4 billion, reported earnings that fell short of expectations due to higher costs, and said it was subject to a probe by regulators. Wells Fargo fell as the U.S. bank faced challenges to boost revenue due, in part, to the restrictions regulators have imposed following a series of scandals.

Fund Outlook and Strategy

While the likelihood of a deal between China and the U.S. plummeted in May, an agreement to restart talks following the G20 meeting in June raised hopes that the two sides would ultimately settle their differences. This buoyed equity prices, as did central banks signalling their willingness to loosen monetary policy in order to counter risks to growth. But the risk persists that protracted China-U.S. negotiations could undermine global growth so much the deterioration would not be offset by a deal or easier central bank settings.

We see three broad scenarios for equity markets, with each having somewhat similar likelihoods but different impacts on stocks. A scenario where inflation stays contained would support equity prices, as it would give policymakers the flexibility to respond to shifting growth risks. The second situation — where downside risks to growth crystallise — would be less favourable to equities, though the blow to stocks would depend on the severity of the downturn. The final scenario is an increase in inflation that forces central banks to respond regardless of the damage to economies. This scenario would be the most challenging for equity prices.

Notwithstanding the risks confronting equities, we reduced the cash position in the strategy from approximately 15% to approximately 8% over the June quarter, allocating primarily to "defensive" stocks. This decision reflects our view that the probability of the third scenario occurring has fallen over the past six months.

Even amid the uncertainty hovering over stock markets, we are confident about the long-term outlook for the investments selected for our portfolios and the portfolios' risk profile. Many of the stocks in the portfolios should benefit from being leading digital platforms, the shift to a cashless society, having a stronghold on the enterprise software market, consumption growth in emerging markets, or the dynamics of ageing populations.

Yours sincerely,

Hamish Douglass
Portfolio Manager
MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  12/28/11 commencement of operations.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/19	FUND	INDEX
SIX MONTHS	18.44%	16.98%
ONE YEAR	15.06%	6.33%
FIVE YEAR AVERAGE ANNUAL	10.39%	6.60%
AVERAGE ANNUAL SINCE INCEPTION	13.56%	10.88%

Fund Expenses
GROSS EXPENSE RATIO	0.87%
NET EXPENSE RATIO	0.82%

This chart assumes an initial gross investment of $1,000,000 made on 12/28/11 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2021, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  3/23/15 commencement of operations.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/19	FUND	INDEX
SIX MONTHS	18.44%	16.98%
ONE YEAR	15.22%	6.33%
AVERAGE ANNUAL SINCE INCEPTION	10.09%	6.99%

Institutional Class Expenses
GROSS EXPENSE RATIO	0.90%
NET EXPENSE RATIO	0.82%

This chart assumes an initial gross investment of $1,000,000 made on 3/23/15 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2021, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

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FRONTIER
MFG CORE INFRASTRUCTURE FUND
AND
FRONTIER
MFG SELECT INFRASTRUCTURE FUND

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Core Infrastructure Fund is long-term capital appreciation. The investment objective of the Frontier MFG Select Infrastructure Fund is to seek attractive risk-adjusted returns over the medium- to long-term, while reducing the risk of permanent capital loss. The objectives for both Funds are measured against the S&P Global Infrastructure Index.

Over time, the stable, reliable earnings of infrastructure assets are expected to lead to a combination of income and capital growth for investors. The types of companies purchased in the Funds are generally natural monopolies that provide essential services to the community. The universe of infrastructure assets held in both Funds is made up of two main sectors:

•  Utilities: Utilities includes both regulated energy utilities and regulated water utilities. Utilities are typically subject to economic regulation. The terms of regulation typically require a utility to efficiently provide an essential service to the community and, in return, permit the utility to earn a fair rate of return on the capital it has invested in its operations. As a utility provides a basic necessity, such as energy or water, there is minimal fluctuation in demanded volumes in response to the economic cycle, while the price charged for the utility service can be adjusted with limited impact upon demanded volumes. As a result, the earnings of regulated utilities have been, and are expected to continue to be, stable irrespective of economic conditions.

•  Infrastructure: This includes airports, ports, toll roads and broadcast communications infrastructure. Regulation of infrastructure companies is generally less intensive than regulation of utilities and this allows companies to accrue the benefits of volume growth (i.e. the returns of infrastructure companies are linked to growth in passengers, vehicles or containers). As economies develop, grow and become more inter-dependent, we expect the underlying level of aviation, shipping and vehicle traffic to increase. As a result, the revenues and earnings derived by infrastructure assets are expected to grow.

If a company isn't either a regulated utility or an infrastructure asset per se, we require at least 75% of its earnings to be consistently derived from either regulated assets or infrastructure assets before it can be included in the Funds.

Performance Review

The Frontier MFG Core Infrastructure Fund, Institutional Class, returned 14.65%, net of fees, for the year ended June 30, 2019. The Fund's return outperformed the 12.17% return of its benchmark, the S&P Global Infrastructure Index.

The stocks that performed best included the investments in Fortis of Canada, American Tower of the U.S., Transurban of Australia, TC Energy of Canada and Cellnex Telecom from Spain.

Fortis rose after the electricity distributor raised its dividend by 6%, boosted its five-year capital plan by about C$3 billion, reiterated that this plan was on track and said its funding plan would include asset sales expected to reap between C$1 billion and C$2 billion. American Tower jumped after the owner of wireless communications towers raised guidance for fiscal 2019 and reported higher-than-expected earnings and sales figures. Transurban rose when investors turned to longer-duration assets as the Reserve Bank of Australia indicated it would cut the cash rate to help Australia's slowing economy. TC Energy, formerly TransCanada, climbed after the company that pipes oil and gas reported profit and sales above expectations. Cellnex gained on the announcement that it is purchasing 10,700 telecommunication masts in three separate deals in France, Italy and Switzerland.

The stocks that detracted the most over the twelve months were Atlantia of Italy, PG&E of the U.S., ADP of France and Edison International of the U.S.

Atlantia declined following the collapse of a bridge in Genoa that was a tolled section of the A10 motorway that was operated under a concession contract by Autostrade per l'Italia, an 88% owned subsidiary of Atlantia. PG&E and Edison struggled on concerns the electrical utilities might be liable for starting deadly bushfires in California. ADP fell after France's constitutional court suspended the further sale of the government's 50.6% stake in the operator of Paris's airports ahead of a possible referendum on any sale proposed by political parties opposing the sale.

The Frontier MFG Select Infrastructure Fund, Institutional Class, returned 13.90%, net of fees, since the Fund's inception on July 2, 2018, through June 30, 2019. The Fund's return outperformed the 12.58% return of its benchmark, the S&P Global Infrastructure Index, for the same time period.

The stocks that performed best included the investments in Transurban, Crown Castle International of the U.S., Eversource Energy of the U.S., American Tower and Atmos Energy of the U.S.

Transurban rose when investors turned to longer-duration assets as the Reserve Bank of Australia indicated it would cut the cash rate to help Australia's slowing economy. Crown Castle surged after the U.S. cell-tower operator reported higher-than-expected earnings and boosted full-year guidance and after reports Dish, the U.S. pay TV operator, was in talks to acquire some of the assets of Sprint and T-Mobile in order to establish itself as a fourth carrier in the event that the merger between Sprint and T-Mobile is approved. Eversource gained after the power utility announced operating revenue for the third quarter that beat estimates and management indicated that it would increase capital expenditure guidance for the full-year result. American Tower, which is judged another winner from the potential Dish entry to the market, jumped after the owner of wireless communications towers raised guidance for fiscal 2019 and reported higher-than-expected earnings and sales figures. Atmos Energy rallied as investors backed a gas utility that, due to increased investments to replace its ageing pipelines, is expected to enjoy high earnings growth for a utility for an extended period.

The stocks that detracted over the twelve months were Atlantia of Italy, ADP of France, United Utilities of the UK, Zurich Airport and Severn Trent of the UK.

Atlantia declined following the collapse of a bridge in Genoa that was a tolled section of the A10 motorway that was operated under a concession contract by Autostrade per l'Italia, an 88% owned subsidiary of Atlantia of Italy. ADP fell after France's constitutional court suspended the further sale of the government's 50.6% stake in the operator of Paris's airports ahead of a possible referendum on any sale proposed by political parties opposing the sale. United Utilities and Severn Trent declined on concerns that the opposition Labour Party has promised to nationalise key utilities and only pay prices below their prevailing market capitalisations on the stock market. Zurich Airport fell after revealing that steps announced by Switzerland's regulator to reduce the allowed return of its aeronautical revenue business by more than what was anticipated by the market.

Portfolio Outlook and Strategy

The strategy remains consistent with previous periods and is not expected to change over the long term. The strategy seeks to provide investors with attractive risk-adjusted returns from the infrastructure asset class. It does this by investing in a portfolio of listed infrastructure companies that meet our strict definition of infrastructure. We believe that infrastructure assets, with requisite earnings reliability and a linkage of earnings to inflation, offer attractive, long-term investment propositions. Furthermore, given the predictable nature of earnings and the structural linkage of those earnings to inflation, investment returns generated by infrastructure assets are different from standard asset classes and offer investors valuable diversification when included in an investment portfolio. In the current uncertain economic and investment climate, we believe infrastructure investments are particularly attractive and an investment in listed infrastructure can be expected to reward patient investors with a three- to five-year time frame.

Sincerely,

Gerald Stack
Portfolio Manager
MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  1/18/12 commencement of operations.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/19	FUND	MSCI INDEX	S&P GLOBAL INDEX
SIX MONTHS	18.35%	16.98%	20.15%
ONE YEAR	14.65%	6.33%	12.17%
FIVE YEAR AVERAGE	7.25%	6.60%	4.83%
AVERAGE ANNUAL SINCE INCEPTION	10.59%	10.29%	8.82%

Institutional Class Expenses
GROSS EXPENSE RATIO	0.83%
NET EXPENSE RATIO	0.72%

This chart assumes an initial gross investment of $100,000 made on 1/18/12 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The S&P Global Infrastructure Index is a global developed markets infrastructure and utilities benchmark. Neither index reflects investment management fees, brokerage commissions or other expenses associated with investing in equity securities. A direct investment in an index is not possible.

Effective July 1, 2019, Frontegra Asset Management, Inc. has contractually agreed through October 31, 2021, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.50% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  7/2/18 commencement of operations.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/19	FUND	MSCI INDEX	S&P GLOBAL INDEX
SIX MONTHS	18.96%	16.98%	20.15%
SINCE INCEPTION	13.90%	6.70%	12.58%

Institutional Class Expenses
GROSS EXPENSE RATIO	1.09%
NET EXPENSE RATIO	0.80%

This chart assumes an initial gross investment of $1,000,000 made on 7/2/18 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The S&P Global Infrastructure Index is a global developed markets infrastructure and utilities benchmark. Neither index reflects investment management fees, brokerage commissions or other expenses associated with investing in equity securities. A direct investment in an index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2021, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

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FRONTIER
PHOCAS SMALL CAP VALUE FUND

REPORT FROM PHOCAS FINANCIAL CORPORATION

Dear Fellow Shareholders:

The Frontier Phocas Small Cap Value Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The Fund's performance is measured against the Russell 2000® Value Index.

Performance Review

For the twelve-month period ended June 30, 2019, the Frontier Phocas Small Cap Value Fund (Institutional Class) returned -7.34%, net of fees, compared to the -6.24% return of the benchmark, the Russell 2000 Value Index (the "Benchmark").

Portfolio Review and Strategy

The year ended June 30, 2019, was a difficult one for many sections in the Benchmark. Energy was hammered as stronger production from the U.S. and worries of slowing global demand drove oil and gas prices lower. Last year's big gains in biotechnology saw investors taking gains which drove the Health Care sector downward. President Trump's continual threats of tariffs and a potential recession frightened investors in the Consumer Discretionary and Consumer Staples sectors, causing these stocks to fall. Technology saw modest gains, but Utilities were the star, up double digits as investors looked for safety and yield in this domestic only, regulated area of the economy.

For the year ended June 30, sectors in the Benchmark which contributed positively to the Fund's performance versus the Benchmark were Health Care, Real Estate, Communication Services, Consumer Discretionary, Materials, and Consumer Staples. The Benchmark's Health Care sector had many pharmaceutical stocks down dramatically this year, reversing the skyrocketing stocks experienced in the previous year. We are typically underweight pharmaceuticals given the lack of business visibility in this group. Real Estate's outperformance came in part from self-storage REIT Jernigan Capital which is growing externally and enjoying limited new supply in the industry. QTS Realty, provider of data center hosting, outperformed as well as this business is growing relatively quickly compared to most other real estate sectors. Communication Services gains were led by Nexstar Media Group, a leading broadcaster whose retransmission rights and slowly growing advertising revenues have generated tremendous free cash flow. Nexstar will be acquiring Tribune, creating significant synergies with 197 TV stations reaching nearly 40% of all U.S. households. Consumer Discretionary outperformance was largely attained by avoiding retail stocks which could see dramatic cost increases if tariffs go into full effect. Instead we owned companies like SeaWorld and timeshare operator Hilton Grand Vacations which avoided sharp declines seen in the sector.

On the other hand, Financials and Energy were underperforming sectors for the Fund. Investors, worried that steep tariffs might cause a recession, looked to exit community banks especially in the Southeast and Southwest, areas that experienced steep loan losses in the Great Recession a decade ago. We believe the reality is far different in these regions today than many realize due to much stronger regulations on lending and more diverse economies. We were overweight these faster growing areas and saw our stocks suffer more than others. Triumph, CenterState, United Community, Carolina Financial, and Bryn Mawr are good examples of these banks that were unfairly punished in our opinion. Our stocks in the Energy sector did not fare well with the year's oil price decline. We owned an outsized weight in exploration and production stocks including Ring Energy, Jagged Peak, and Callon Petroleum. This is a group that investors have left for dead despite the group reconfiguring to live within their means in 2019 and going forward. We expect free cash flow to result, gaining respect for these companies. We believe the group is under-owned, and when investors return to it, we could see strong upside price movement.

Because it is quite difficult, if not impossible, to time markets or sectors on a consistent basis, our core investment strategy remains to concentrate on identifying undervalued stocks in each sector. We believe that this will continue to be the best strategy, longer-term.

Looking ahead, we see an economy that is likely to continue expanding at least through 2019, and likely into 2020. A near-term recession is unlikely because businesses are not expanding rapidly due to a shortage of labor and general cautiousness. As such, oversupplied conditions, which often promote recessionary conditions, mostly do not exist. In the small cap space, growth stocks have outperformed value stocks over the past few years, a phenomenon we believe has created opportunities in areas like Financials and Energy, both sectors that feature stronger business fundamentals and outlooks than is currently reflected in stock prices. But as always, the best opportunities are found in stock specific situations across all economic sectors where the market is failing to notice brighter futures.

Thank you for your continued support.

William Schaff, CFA	Steve Block, CFA
Chief Executive Officer and Portfolio Manager	Portfolio Manager
Phocas Financial Corporation	Phocas Financial Corporation

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

Portfolio Total Return*

FOR PERIODS ENDED 6/30/19	FUND	INDEX
SIX MONTHS	16.39%	13.47%
ONE YEAR	(7.34)%	(6.24)%
FIVE YEAR AVERAGE ANNUAL	4.21%	5.39%
TEN YEAR AVERAGE ANNUAL	12.61%	12.40%

Institutional Class Expenses
GROSS EXPENSE RATIO	1.38%
NET EXPENSE RATIO	0.95%

This chart assumes an initial gross investment of $100,000 made on 6/30/09. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. Effective October 8, 2010, Phocas Financial Corp. ("Phocas") became subadviser to the Fund and Frontegra Asset Management, Inc. became adviser to the Fund. Prior to October 8, 2010, Phocas served as adviser to the Fund. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2021, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.95% of the Fund's average daily net assets of the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Frontier Funds

EXPENSE EXAMPLE

June 30, 2019 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently the Funds' transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Frontier MFG Global Equity, Frontier MFG Global Plus, Frontier MFG Core Infrastructure and Frontier MFG Select Infrastructure Funds.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/19 – 6/30/19).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Frontier Funds

EXPENSE EXAMPLE (continued)

June 30, 2019 (Unaudited)

	Beginning Account Value 1/1/2019	Ending Account Value 6/30/2019	Annualized Expense Ratio*	Expenses Paid During the Period*
MFG Global Equity Fund
Actual Fund Return	$1,000.00	$1,184,40	0.80%	$4.33
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
MFG Global Plus Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,184.40	0.80%	$4.33
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
MFG Global Plus Fund – Service Class
Actual Fund Return	$1,000.00	$1,184.50	0.89%	$4.81
Hypothetical 5% Return	$1,000.00	$1,020.39	0.89%	$4.45
MFG Core Infrastructure Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,183.50	0.70%	$3.79
Hypothetical 5% Return	$1,000.00	$1,021.32	0.70%	$3.51
MFG Core Infrastructure Fund – Service Class
Actual Fund Return	$1,000.00	$1,183.30	0.80%	$4.33
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
MFG Select Infrastructure Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,189.60	0.80%	$4.34
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
Phocas Small Cap Value Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,163.90	0.95%	$5.10
Hypothetical 5% Return	$1,000.00	$1,020.08	0.95%	$4.76
Phocas Small Cap Value Fund – Service Class
Actual Fund Return	$1,000.00	$1,163.20	0.95%	$5.10
Hypothetical 5% Return	$1,000.00	$1,020.08	0.95%	$4.76

*  Expenses are equal to each Fund's annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Frontier Funds

EXPENSE EXAMPLE (continued)

June 30, 2019 (Unaudited)

	Beginning Account Value	Ending Account Value 6/30/2019	Annualized Expense Ratio	Expenses Paid During the Period
MFG Select Infrastructure Fund – Service Class
Actual Fund Return**	$1,000.00	$1,096.00	0.90%	$3.41
Hypothetical 5% Return***	$1,000.00	$1,020.33	0.90%	$4.51

**  Actual expenses are equal to the Fund's annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 132/365 to reflect the most recent fiscal period end since the MFG Select Infrastructure Fund — Service Class commenced operations on February 19, 2019.

***  Hypothetical expenses are equal to the Fund's annualized expense ratio of 0.90% multiplied by the average account value over the period commencing January 1, 2019, multiplied by 181/365 to reflect information had the MFG Select Infrastructure Fund — Service Class been in operation for the entire fiscal half year.

Frontier MFG Global Equity Fund

SCHEDULE OF INVESTMENTS

June 30, 2019

Number of Shares		Value
COMMON STOCKS 92.1%
	Belgium 1.0%
130,606	Anheuser-Busch InBev SA/NV	$11,560,182
	France 2.1%
55,455	LVMH Moet Hennessy Louis Vuitton SE	23,602,568
	Germany 4.6%
372,333	SAP SE	51,127,359
	Netherlands 1.0%
101,986	Heineken NV	11,381,129
	Switzerland 7.5%
383,716	Nestle SA	39,723,765
492,859	Novartis AG	45,034,852
		84,758,617
	United Kingdom 3.6%
511,801	Reckitt Benckiser Group PLC	40,388,751
	United States 72.3%
7,061	Alphabet, Inc. - Class A (a)	7,645,651
52,382	Alphabet, Inc. - Class C (a)	56,620,228
243,772	American Express Co.	30,091,216
306,221	Apple, Inc.	60,607,260
120,084	Berkshire Hathaway, Inc. - Class B (a)	25,598,306
57,655	CME Group, Inc.	11,191,412
271,354	Crown Castle International Corp.	35,370,994
391,339	Facebook, Inc. - Class A (a)	75,528,427
386,843	HCA Healthcare, Inc.	52,289,568
259,603	Lowe's Companies, Inc.	26,196,539
186,438	Mastercard, Inc. - Class A	49,318,444
85,224	McDonald's Corp.	17,697,616
610,870	Microsoft Corp.	81,832,145
789,341	Oracle Corp.	44,968,757
Number of Shares		Value
	United States 72.3% (continued)
220,675	PepsiCo, Inc.	$28,937,113
780,350	Starbucks Corp.	65,416,740
64,320	The Estee Lauder Companies Inc. - Class A	11,777,635
380,948	Visa, Inc. - Class A	66,113,525
132,068	WEC Energy Group, Inc.	11,010,509
184,961	Xcel Energy, Inc.	11,003,330
402,325	Yum! Brands, Inc.	44,525,308
		813,740,723
	Total Common Stocks
	(Cost $645,964,244)	1,036,559,329
SHORT-TERM INVESTMENTS 7.9%
	Investment Company 7.9%
88,536,931	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 2.30%	88,536,931
	Total Short-Term Investments
	(Cost $88,536,931)	88,536,931
	Total Investments 100.0%
	(Cost $734,501,175)	1,125,096,260
	Other Assets in Excess of Liabilities 0.0%	208,573
	TOTAL NET ASSETS 100.0%	$1,125,304,833

(a)  Non-Income Producing.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Equity Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2019

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	31.5%
Consumer Discretionary	15.8
Consumer Staples	12.8
Communication Services	12.4
Health Care	8.6
Financials	5.9
Real Estate	3.1
Utilities	2.0
Total Common Stocks	92.1
Total Short-Term Investments	7.9
Total Investments	100.0
Other Assets in Excess of Liabilities	0.0
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

SCHEDULE OF INVESTMENTS

June 30, 2019

Number of Shares		Value
COMMON STOCKS 91.4%
	Belgium 1.0%
37,930	Anheuser-Busch InBev SA/NV	$3,357,255
	France 2.1%
16,342	LVMH Moet Hennessy Louis Vuitton SE	6,955,426
	Germany 4.5%
109,405	SAP SE	15,023,081
	Netherlands 1.0%
28,317	Heineken NV	3,160,036
	Switzerland 7.4%
111,333	Nestle SA	11,525,623
144,791	Novartis AG	13,230,237
		24,755,860
	United Kingdom 3.6%
150,375	Reckitt Benckiser Group PLC	11,866,836
	United States 71.8%
2,074	Alphabet, Inc. - Class A (a)	2,245,727
15,391	Alphabet, Inc. - Class C (a)	16,636,286
71,668	American Express Co.	8,846,698
89,891	Apple, Inc.	17,791,227
35,285	Berkshire Hathaway, Inc. - Class B (a)	7,521,704
16,740	CME Group, Inc.	3,249,401
79,813	Crown Castle International Corp.	10,403,625
115,014	Facebook, Inc. - Class A (a)	22,197,701
113,661	HCA Healthcare, Inc.	15,363,557
76,272	Lowe's Companies, Inc.	7,696,608
54,812	Mastercard, Inc. - Class A	14,499,418
24,998	McDonald's Corp.	5,191,085
178,459	Microsoft Corp.	23,906,368
232,127	Oracle Corp.	13,224,275
64,924	PepsiCo, Inc.	8,513,484
Number of Shares		Value
	United States 71.8% (continued)
229,014	Starbucks Corp.	$19,198,244
18,676	The Estee Lauder Companies, Inc. - Class A	3,419,762
111,950	Visa, Inc. - Class A	19,428,923
38,728	WEC Energy Group, Inc.	3,228,753
54,239	Xcel Energy, Inc.	3,226,678
118,175	Yum! Brands, Inc.	13,078,427
		238,867,951
	Total Common Stocks
	(Cost $212,253,592)	303,986,445
SHORT-TERM INVESTMENTS 8.2%
	Investment Company 8.2%
27,414,028	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 2.30%	27,414,028
	Total Short-Term Investments
	(Cost $27,414,028)	27,414,028
	Total Investments 99.6%
	(Cost $239,667,620)	331,400,473
	Other Assets in Excess of Liabilities 0.4%	1,369,875
	TOTAL NET ASSETS 100.0%	$332,770,348

(a)  Non-Income Producing.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2019

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	31.2%
Consumer Discretionary	15.7
Consumer Staples	12.6
Communication Services	12.4
Health Care	8.6
Financials	5.9
Real Estate	3.1
Utilities	1.9
Total Common Stocks	91.4
Total Short-Term Investments	8.2
Total Investments	99.6
Other Assets in Excess of Liabilities	0.4
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS

June 30, 2019

Number of Shares		Value
COMMON STOCKS 97.1%
	Australia 8.5%
1,018,329	APA Group	$7,721,113
579,937	Atlas Arteria Ltd.	3,192,015
3,107,558	AusNet Services	4,090,614
1,292,107	Spark Infrastructure Group	2,204,311
1,918,319	Sydney Airport	10,827,917
1,453,493	Transurban Group	15,041,060
		43,077,030
	Canada 13.4%
172,090	Canadian Utilities Ltd. - Class A	4,856,971
204,720	Emera, Inc.	8,365,139
428,685	Enbridge, Inc.	15,483,792
368,090	Fortis, Inc.	14,534,713
514,327	Hydro One Ltd.	8,970,432
310,739	TC Energy Corp.	15,404,663
27,732	Valener, Inc.	546,783
		68,162,493
	Chile 0.5%
4,748,013	Aguas Andinas SA - Class A	2,802,738
	France 4.4%
84,884	Aeroports de Paris	14,980,154
450,617	Getlink SE	7,219,669
		22,199,823
	Germany 1.4%
80,085	Fraport AG Frankfurt Airport Services Worldwide	6,884,489
	Hong Kong 2.6%
1,831,573	Power Assets Holdings Ltd.	13,176,953
	Italy 7.0%
423,368	Enav SpA	2,402,245
649,655	Italgas SpA	4,364,374
2,893,901	Snam SpA	14,383,455
188,038	Societa Iniziative Autostradali e Servizi SpA	3,487,372
Number of Shares		Value
	Italy 7.0% (continued)
1,734,750	Terna Rete Elettrica Nazionale SpA	$11,046,473
		35,683,919
	Mexico 1.9%
296,934	Grupo Aeroportuario del Centro Norte SAB de CV	1,814,517
402,011	Grupo Aeroportuario del Pacifico SAB de CV - Class B	4,186,465
235,649	Grupo Aeroportuario del Sureste SAB de CV - Class B	3,824,159
		9,825,141
	Netherlands 0.9%
104,958	Koninklijke Vopak NV	4,839,551
	New Zealand 1.7%
1,045,699	Auckland International Airport Ltd.	6,919,621
762,629	Vector Ltd.	1,936,621
		8,856,242
	Portugal 0.3%
472,604	REN - Redes Energeticas Nacionais SGPS SA	1,295,129
	Spain 7.8%
77,966	Aena SME SA	15,452,593
249,461	Cellnex Telecom SA	9,230,366
195,493	Enagas SA	5,217,267
459,447	Red Electrica Corp SA	9,568,438
		39,468,664
	Switzerland 0.9%
24,540	Flughafen Zuerich AG	4,620,418
	United Kingdom 5.8%
1,444,500	National Grid PLC	15,332,323
345,858	Pennon Group PLC	3,262,554
195,478	Severn Trent PLC	5,084,121
557,954	United Utilities Group PLC	5,546,733
		29,225,731

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2019

Number of Shares		Value
COMMON STOCKS 97.1% (continued)
	United States 40.0%
16,121	ALLETE, Inc.	$1,341,428
79,339	Alliant Energy Corp.	3,893,958
79,478	Ameren Corp.	5,969,593
116,075	American Electric Power Co., Inc.	10,215,761
11,449	American States Water Co.	861,423
50,142	American Tower Corp.	10,251,532
58,801	American Water Works Co., Inc.	6,820,916
71,264	Aqua America, Inc.	2,948,192
37,712	Atmos Energy Corp.	3,980,879
16,581	Avista Corp.	739,513
17,810	Black Hills Corp.	1,392,208
15,095	California Water Service Group	764,260
92,302	CMS Energy Corp.	5,345,209
105,692	Consolidated Edison, Inc.	9,267,074
80,159	Crown Castle International Corp.	10,448,726
134,834	Dominion Energy Corp.	10,425,365
63,725	DTE Energy Co.	8,149,153
118,401	Duke Energy Corp.	10,447,704
10,195	El Paso Electric Co.	666,753
61,428	Entergy Corp.	6,322,784
87,675	Evergy, Inc.	5,273,651
103,427	Eversource Energy	7,835,629
182,870	FirstEnergy Corp.	7,828,665
14,643	IDACORP, Inc.	1,470,596
118,526	NiSource, Inc.	3,413,549
8,284	Northwest Natural Holding Company	575,738
14,241	NorthWestern Corp.	1,027,488
15,782	ONE Gas, Inc.	1,425,115
34,740	Pinnacle West Capital Corp.	3,268,687
23,128	PNM Resources, Inc.	1,177,446
27,603	Portland General Electric Co.	1,495,254
233,512	PPL Corp.	7,241,207
36,791	SBA Communications Corp. (a)	8,272,088
Number of Shares		Value
	United States 40.0% (continued)
74,689	Sempra Energy	$10,265,256
8,232	SJW Group	500,259
14,911	Southwest Gas Holdings, Inc.	1,336,324
14,958	Spire, Inc.	1,255,275
190,274	The Southern Co.	10,518,347
102,439	WEC Energy Group, Inc.	8,540,339
174,179	Xcel Energy, Inc.	10,361,909
		203,335,253
	Total Common Stocks
	(Cost $410,362,348)	493,453,574
CLOSED-END FUNDS 1.0%
	United Kingdom 1.0%
1,372,541	HICL Infrastructure Co. Ltd.	2,785,417
1,165,751	International Public Partnerships Ltd.	2,211,793
		4,997,210
	Total Closed-End Funds
	(Cost $5,230,475)	4,997,210
SHORT-TERM INVESTMENTS 2.4%
	Investment Company 2.4%
11,952,689	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 2.30%	11,952,689
	Total Short-Term Investments
	(Cost $11,952,689)	11,952,689
	Total Investments 100.5%
	(Cost $427,545,512)	510,403,473
	Liabilities in Excess of Other Assets (0.5)%	(2,636,822)
	TOTAL NET ASSETS 100.0%	$507,766,651

(a)  Non-Income Producing.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2019

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Integrated Power	26.3%
Transmission & Distribution	20.8
Airports	14.2
Energy Infrastructure	8.5
Gas Utilities	8.5
Communications	7.5
Toll Roads	5.7
Water Utilities	5.6
Total Common Stocks	97.1
Social	1.0
Total Closed-End Funds	1.0
Total Short-Term Investments	2.4
Total Investments	100.5
Liabilities in Excess of Other Assets	(0.5)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

SCHEDULE OF INVESTMENTS

June 30, 2019

Number of Shares		Value
COMMON STOCKS 96.3%
	Australia 19.0%
244,859	APA Group	$1,856,555
728,222	Atlas Arteria Ltd.	4,008,186
1,462,036	Spark Infrastructure Group	2,494,206
519,224	Sydney Airport	2,930,750
544,175	Transurban Group	5,631,241
		16,920,938
	Canada 7.5%
9,212	Canadian Pacific Railway Ltd.	2,169,644
123,662	Enbridge, Inc.	4,466,582
		6,636,226
	Chile 1.4%
2,177,885	Aguas Andinas SA - Class A	1,285,599
	France 5.7%
24,075	Aeroports de Paris	4,248,707
53,994	Getlink SE	865,078
		5,113,785
	Germany 2.5%
25,350	Fraport AG Frankfurt Airport Services Worldwide	2,179,207
	Italy 8.2%
604,388	Snam SpA	3,003,969
138,723	Societa Iniziative Autostradali e Servizi SpA	2,572,771
268,627	Terna Rete Elettrica Nazionale SpA	1,710,553
		7,287,293
	Netherlands 3.4%
65,338	Koninklijke Vopak NV	3,012,697
	New Zealand 2.6%
355,869	Auckland International Airport Ltd.	2,354,864
	Spain 5.3%
23,944	Aena SME SA	4,745,618
Number of Shares		Value
	Switzerland 1.5%
6,931	Flughafen Zuerich AG	$1,304,976
	United Kingdom 1.2%
103,084	National Grid PLC	1,094,162
	United States 38.0%
4,453	American Tower Corp.	910,416
16,138	American Water Works Co., Inc.	1,872,008
50,100	Atmos Energy Corp.	5,288,556
25,732	Crown Castle International Corp.	3,354,166
17,926	CSX Corp.	1,386,935
40,775	Evergy, Inc.	2,452,616
47,422	Eversource Energy	3,592,691
63,025	FirstEnergy Corp.	2,698,100
28,311	Sempra Energy	3,891,064
10,626	Union Pacific Corp.	1,796,963
26,425	WEC Energy Group, Inc.	2,203,052
74,477	Xcel Energy, Inc.	4,430,637
		33,877,204
	Total Common Stocks
	(Cost $76,720,798)	85,812,569
SHORT-TERM INVESTMENTS 3.0%
	Investment Company 3.0%
2,679,228	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 2.30%	2,679,228
	Total Short-Term Investments
	(Cost $2,679,228)	2,679,228
	Total Investments 99.3%
	(Cost $79,400,026)	88,491,797
	Other Assets in Excess of Liabilities 0.7%	637,492
	TOTAL NET ASSETS 100.0%	$89,129,289

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2019

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Airports	19.9%
Toll Roads	14.7
Integrated Power	14.2
Gas Utilities	13.7
Energy Infrastructure	10.5
Transmission & Distribution	9.0
Rail	6.0
Communications	4.8
Water Utilities	3.5
Total Common Stocks	96.3
Total Short-Term Investments	3.0
Total Investments	99.3
Other Assets in Excess of Liabilities	0.7
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS

June 30, 2019

Number of Shares		Value
COMMON STOCKS 96.9%
	Communication Services 2.9%
13,207	Entercom Communications Corp. - Class A	$76,601
5,540	Nexstar Media Group, Inc. - Class A	559,540
8,060	TEGNA, Inc.	122,109
		758,250
	Consumer Discretionary 8.6%
14,519	American Eagle Outfitters, Inc.	245,371
4,716	G-III Apparel Group Ltd. (a)	138,745
8,146	Hilton Grand Vacations, Inc. (a)	259,206
2,940	Penske Automotive Group, Inc.	139,062
9,862	Ruth's Hospitality Group, Inc.	223,966
2,554	Six Flags Entertainment Corp.	126,883
2,650	The Cheesecake Factory, Inc.	115,858
6,286	TopBuild Corp. (a)	520,229
6,956	Tower International, Inc.	135,642
3,187	Williams-Sonoma, Inc.	207,155
4,827	Wolverine World Wide, Inc.	132,935
		2,245,052
	Consumer Staples 1.6%
7,688	B&G Foods, Inc.	159,910
18,809	Hostess Brands, Inc. (a)	271,602
		431,512
	Energy 4.9%
5,950	C&J Energy Services, Inc. (a)	70,091
42,100	Callon Petroleum Co. (a)	277,439
23,039	Jagged Peak Energy, Inc. (a)	190,533
21,897	McDermott International, Inc. (a)	211,525
9,023	Murphy Oil Corp.	222,417
5,157	PDC Energy, Inc. (a)	185,961
7,434	Whiting Petroleum Corp. (a)	138,867
		1,296,833
Number of Shares		Value
	Financials 28.2%
11,814	Atlantic Union Bankshares Corp.	$417,389
2,422	Banner Corp.	131,151
19,915	Cadence BanCorp	414,232
16,116	CenterState Bank Corp.	371,151
4,535	Chemical Financial Corp.	186,434
7,028	Eagle Bancorp, Inc.	380,426
5,783	Enterprise Financial Services Corp.	240,573
33,904	F.N.B. Corp.	399,050
2,858	FB Financial Corp.	104,603
11,959	First BanCorp	132,027
6,590	First Interstate BancSystem, Inc. - Class A	261,030
5,679	First Merchants Corp.	215,234
23,865	Heritage Insurance Holdings, Inc.	367,760
5,197	IBERIABANK Corp.	394,192
1,878	Independent Bank Group, Inc.	103,215
12,944	Meta Financial Group, Inc.	363,079
15,547	OneMain Holdings, Inc.	525,644
8,316	Pacific Premier Bancorp, Inc.	256,798
4,686	Pinnacle Financial Partners, Inc.	269,351
5,419	Preferred Bank	256,048
2,200	Primerica, Inc.	263,890
5,895	Selective Insurance Group, Inc.	441,477
4,187	Stifel Financial Corp.	247,284
8,119	Triumph Bancorp, Inc. (a)	235,857
12,832	Umpqua Holdings Corp.	212,883
2,918	Wintrust Financial Corp.	213,481
		7,404,259
	Health Care 5.3%
3,846	ANI Pharmaceuticals, Inc. (a)	316,141
4,510	Emergent BioSolutions, Inc. (a)	217,878
3,841	NuVasive, Inc. (a)	224,852
6,502	Patterson Companies, Inc.	148,896
30,957	Progenics Pharmaceuticals, Inc. (a)	191,005
5,751	Syneos Health, Inc. (a)	293,818
		1,392,590

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2019

Number of Shares		Value
COMMON STOCKS 96.9% (continued)
	Industrials 12.5%
10,874	Atkore International Group, Inc. (a)	$281,310
8,316	Atlas Air Worldwide Holdings, Inc. (a)	371,226
21,684	CBIZ, Inc. (a)	424,790
6,743	Columbus McKinnon Corp.	283,004
2,055	Cubic Corp.	132,506
2,980	EMCOR Group, Inc.	262,538
3,945	Gibraltar Industries, Inc. (a)	159,220
3,871	Kadant, Inc.	351,525
4,931	MYR Group, Inc. (a)	184,173
7,740	Quanta Services, Inc.	295,591
6,774	SkyWest, Inc.	410,979
2,672	The Timken Company	137,180
		3,294,042
	Information Technology 10.6%
16,112	AVX Corp.	267,459
4,544	Belden, Inc.	270,686
1,113	Cabot Microelectronics Corp.	122,519
1,739	CACI International, Inc. - Class A (a)	355,782
6,847	Finisar Corp. (a)	156,591
1,961	MAXIMUS, Inc.	142,251
2,239	MKS Instruments, Inc.	174,396
10,654	Photronics, Inc. (a)	87,363
2,271	Plexus Corp. (a)	132,558
4,327	Progress Software Corp.	188,744
2,831	SYNNEX Corp.	278,570
1,582	Tech Data Corp. (a)	165,477
19,045	Unisys Corp. (a)	185,117
4,670	Verint Systems, Inc. (a)	251,153
		2,778,666
	Materials 4.5%
14,659	Ferro Corp. (a)	231,612
1,399	HB Fuller Co.	64,914
Number of Shares		Value
	Materials 4.5% (continued)
2,031	Kaiser Aluminum Corp.	$198,246
5,755	Koppers Holdings, Inc. (a)	168,967
6,394	Materion Corp.	433,577
8,762	TimkenSteel Corp. (a)	71,235
		1,168,551
	Real Estate 12.1%
12,664	Acadia Realty Trust	346,614
33,904	Independence Realty Trust, Inc.	392,269
18,757	Jernigan Capital, Inc.	384,518
10,141	National Storage Affiliates Trust	293,481
9,593	NorthStar Realty Europe Corp.	157,613
9,399	Pebblebrook Hotel Trust	264,864
1,571	PS Business Parks, Inc.	264,761
7,090	QTS Realty Trust, Inc. - Class A	327,416
11,782	Rexford Industrial Realty, Inc.	475,639
13,711	Sabra Health Care REIT, Inc.	269,970
		3,177,145
	Utilities 5.7%
2,556	Black Hills Corp.	199,803
2,870	IDACORP, Inc.	288,234
3,356	New Jersey Resources Corp.	167,028
3,776	Portland General Electric Co.	204,546
6,482	South Jersey Industries, Inc.	218,638
2,755	Spire, Inc.	231,200
12,248	TerraForm Power, Inc. - Class A	175,146
		1,484,595
	Total Common Stocks
	(Cost $20,972,815)	25,431,495

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2019

Number of Shares		Value
SHORT-TERM INVESTMENTS 3.4%
	Investment Company 3.4%
890,625	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class. 2.30%	$890,625
	Total Short-Term Investments
	(Cost $890,625)	890,625
	Total Investments 100.3%
	(Cost $21,863,440)	26,322,120
	Liabilities in Excess of Other Assets (0.3)%	(72,918)
	TOTAL NET ASSETS 100.0%	$26,249,202

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	28.2%
Industrials	12.5
Real Estate	12.1
Information Technology	10.6
Consumer Discretionary	8.6
Utilities	5.7
Health Care	5.3
Energy	4.9
Materials	4.5
Communication Services	2.9
Consumer Staples	1.6
Total Common Stocks	96.9
Total Short-Term Investments	3.4
Total Investments	100.3
Liabilities in Excess of Other Assets	(0.3)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2019

	MFG Global Equity Fund	MFG Global Plus Fund	MFG Core Infrastructure Fund
ASSETS:
Investments at cost	$734,501,175	$239,667,620	$427,545,512
Foreign currency at cost	$47,315	$40,727	$1,484,059
Investments at value	$1,125,096,260	$331,400,473	$510,403,473
Foreign currency at value	46,366	40,643	1,490,896
Receivable for investments sold	—	—	1,298,443
Receivable for Fund shares sold	21,876	2,384,798	715,061
Interest and dividends receivable	194,175	56,730	2,144,043
Dividend tax reclaim receivable	2,211,613	536,257	369,728
Prepaid expenses and other assets	23,347	26,780	24,896
Total assets	1,127,593,637	334,445,681	516,446,540
LIABILITIES:
Payable for investments purchased	1,541,766	1,447,848	4,578,755
Payable for Fund shares redeemed	5,054	—	3,787,825
Payable to Adviser	667,653	181,687	257,006
Accrued shareholder servicing fees	—	11,036	9,654
Accrued expenses	74,331	34,762	46,649
Total liabilities	2,288,804	1,675,333	8,679,889
Net Assets	$1,125,304,833	$332,770,348	$507,766,651
NET ASSETS CONSIST OF:
Paid in capital	$732,764,864	$244,882,240	$436,702,208
Total distributable earnings	392,539,969	87,888,108	71,064,443
Net Assets	$1,125,304,833	$332,770,348	$507,766,651
CAPITAL STOCK, $0.01 PAR VALUE		Institutional Class	Institutional Class
Net Assets	$1,125,304,833	$215,921,255	$402,141,685
Authorized	100,000,000	100,000,000	50,000,000
Issued and Outstanding	57,058,259	16,557,196	23,434,055
Net Asset Value, Redemption Price and Offering Price Per Share	$19.72	$13.04	$17.16
CAPITAL STOCK, $0.01 PAR VALUE		Service Class	Service Class
Net Assets		$116,849,093	$105,624,966
Authorized		50,000,000	50,000,000
Issued and Outstanding		8,967,677	6,141,914
Net Asset Value, Redemption Price and Offering Price Per Share		$13.03	$17.20

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2019

	MFG Select Infrastructure Fund	Phocas Small Cap Value Fund
ASSETS:
Investments at cost	$79,400,026	$21,863,440
Foreign currency at cost	$304,530	$—
Investments at value	$88,491,797	$26,322,120
Foreign currency at value	306,942	—
Receivable for investments sold	—	326,309
Receivable for Fund shares sold	61,300	1,577
Interest and dividends receivable	313,488	46,641
Prepaid expenses and other assets	34,216	14,603
Total assets	89,207,743	26,711,250
LIABILITIES:
Payable for investments purchased	14,806	428,519
Payable for Fund shares redeemed	—	3,070
Payable to Adviser	37,612	11,812
Accrued expenses	26,036	18,647
Total liabilities	78,454	462,048
Net Assets	$89,129,289	$26,249,202
NET ASSETS CONSIST OF:
Paid in capital	$79,540,025	$21,824,358
Total distributable earnings	9,589,264	4,424,844
Net Assets	$89,129,289	$26,249,202
CAPITAL STOCK, $0.01 PAR VALUE	Institutional Class	Institutional Class
Net Assets	$86,833,317	$26,249,083
Authorized	50,000,000	100,000,000
Issued and Outstanding	7,769,787	851,751
Net Asset Value, Redemption Price and Offering Price Per Share	$11.18	$30.82
CAPITAL STOCK, $0.01 PAR VALUE	Service Class	Service Class
Net Assets	$2,295,972	$119
Authorized	50,000,000	50,000,000
Issued and Outstanding	205,212	4
Net Asset Value, Redemption Price and Offering Price Per Share	$11.19	$30.72 (1)

(1)  Net Asset Value is calculated using unrounded net assets and shares outstanding.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2019

	MFG Global Equity Fund	MFG Global Plus Fund	MFG Core Infrastructure Fund
INVESTMENT INCOME:
Dividend income	$14,041,254 (1)	$4,567,917 (2)	$14,811,473 (3)
Interest income	3,643,810	1,207,133	226,977
Total investment income	17,685,064	5,775,050	15,038,450
EXPENSES:
Investment advisory fees	8,566,447	2,821,704	2,881,563
Fund administration and accounting fees	243,607	94,744	113,458
Custody fees	91,582	42,988	93,161
Directors' fees and related expenses	31,500	31,500	31,500
Transfer agent fees	29,301	21,421	23,861
Federal and state registration fees	27,483	44,581	40,415
Legal fees	26,975	26,979	26,992
Reports to shareholders	25,489	19,319	20,788
Audit fees	17,750	17,748	17,750
Shareholder servicing fees	—	104,755	39,987
Other	48,173	23,830	20,341
Total expenses before waiver	9,108,307	3,249,569	3,309,816
Waiver of expenses by Adviser	(541,860)	(323,110)	(388,266)
Net expenses	8,566,447	2,926,459	2,921,550
Net Investment Income	9,118,617	2,848,591	12,116,900
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	36,595,228	19,648,964	(9,873,751)
Foreign currency transactions	(45,008)	(5,828)	11,465
Change in net unrealized appreciation on:
Investments	107,819,323	30,853,732	58,569,809
Foreign currency transactions	25,399	5,010	13,857
Net Realized and Unrealized Gain on Investments	144,394,942	50,501,878	48,721,380
Net Increase in Net Assets Resulting from Operations	$153,513,559	$53,350,469	$60,838,280

(1)  Net of $414,001 in foreign withholding taxes.

(2)  Net of $129,497 in foreign withholding taxes.

(3)  Net of $1,231,905 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS (continued)

For the Year Ended June 30, 2019

	MFG Select Infrastructure Fund(1)		Phocas Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$1,756,791	(2)	$463,520
Interest income	98,348		20,689
Total investment income	1,855,139		484,209
EXPENSES:
Investment advisory fees	408,784		269,453
Custody fees	65,604		19,235
Fund administration and accounting fees	35,328		34,837
Federal and state registration fees	24,019		33,667
Directors' fees and related expenses	22,500		31,500
Audit fees	18,750		15,750
Transfer agent fees	17,058		18,548
Reports to shareholders	15,598		20,656
Legal fees	14,685		28,365
Tax expense	1,438		—
Shareholder servicing fees	426		—
Other	10,672		8,680
Total expenses before waiver	634,862		480,691
Waiver of expenses by Adviser	(224,214)		(179,536)
Net expenses	410,648		301,155
Net Investment Income	1,444,491		183,054
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
Investments	268,759		1,495,920
Foreign currency transactions	10,030		—
Change in net unrealized appreciation/depreciation on:
Investments	9,091,771		(4,552,441)
Foreign currency transactions	4,082		—
Net Realized and Unrealized Gain (Loss) on Investments	9,374,642		(3,056,521)
Net Increase (Decrease) in Net Assets Resulting from Operations	$10,819,133		$(2,873,467)

(1)  Commenced operations on July 2, 2018.

(2)  Net of $198,815 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS

	MFG Global Equity Fund			MFG Global Plus Fund
	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018		For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
OPERATIONS:
Net investment income	$9,118,617	$7,917,759		$2,848,591	$3,358,016
Net realized gain (loss) on:
Investments	36,595,228	91,508,887		19,648,964	20,626,161
Foreign currency transactions	(45,008)	(87,745)		(5,828)	(26,823)
Change in net unrealized appreciation/depreciation on:
Investments	107,819,323	50,612,177		30,853,732	28,125,679
Foreign currency transactions	25,399	(48,651)		5,010	(10,070)
Net increase in net assets resulting from operations	153,513,559	149,902,427		53,350,469	52,072,963
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(90,489,457)	(46,044,434)		(19,324,487)	(7,459,420)
Service Class				(13,371,301)	(1,624,323)
Net decrease in net assets resulting from distributions paid	(90,489,457)	(46,044,434	)(1)	(32,695,788)	(9,083,743	)(2)
CAPITAL SHARE TRANSACTIONS:
Shares sold:
Institutional Class	57,115,148	47,464,279		43,842,794	127,903,475
Service Class				109,412,748	10,267,372
Shares issued to holders in reinvestment of distributions:
Institutional Class	74,009,184	43,073,263		18,788,999	7,446,694
Service Class				13,158,079	1,525,665
Shares redeemed:
Institutional Class	(172,366,228)	(224,973,653)		(205,713,913)	(132,197,976)
Service Class				(82,510,166)	(26,695,882)
Redemption fees:
Institutional Class	2,036	1,103		—	—
Net decrease in net assets resulting from capital share transactions	(41,239,860)	(134,435,008)		(103,021,459)	(11,750,652)
Total Increase (Decrease) in Net Assets	21,784,242	(30,577,015)		(82,366,778)	31,238,568
NET ASSETS:
Beginning of Period	1,103,520,591	1,134,097,606		415,137,126	383,898,558
End of Period	$1,125,304,833	$1,103,520,591	(3)	$332,770,348	$415,137,126	(4)
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	3,226,459	2,558,520		3,498,571	10,288,566
Service Class				8,571,448	837,958
Shares issued to holders in reinvestment of distributions:
Institutional Class	4,387,029	2,325,770		1,683,602	595,736
Service Class				1,180,097	122,053
Shares redeemed:
Institutional Class	(8,978,453)	(12,204,242)		(15,375,167)	(10,471,305)
Service Class				(6,676,969)	(2,132,206)
Net decrease in shares outstanding	(1,364,965)	(7,319,952)		(7,118,418)	(759,198)

(1)  Includes distributions from net investment income of $9,290,907 and distributions from net realized gains on investments of $36,753,527.

(2)  Includes distributions from net investment income for Institutional Class and Service Class of $2,143,460 and $412,974, and distributions from net realized gains on investments of $5,315,960 and $1,211,349, respectively.

(3)  Includes undistributed net investment income of $5,196,032.

(4)  Includes undistributed net investment income of $2,438,924.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MFG Core Infrastructure Fund			MFG Select Infrastructure Fund
	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018		For the Period July 2, 2018(1) through June 30, 2019
OPERATIONS:
Net investment income	$12,116,900	$11,315,506		$1,444,491
Net realized gain (loss) on:
Investments	(9,873,751)	(1,311,785)		268,759
Foreign currency transactions	11,465	(101,134)		10,030
Change in net unrealized appreciation/depreciation on:
Investments	58,569,809	(6,402,938)		9,091,771
Foreign currency transactions	13,857	(15,320)		4,082
Net increase in net assets resulting from operations	60,838,280	3,484,329		10,819,133
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(10,808,572)	(10,869,241)		(1,210,470)
Service Class	(1,564,183)	(348,342)		(20,837)
Net decrease in net assets resulting from distributions paid	(12,372,755)	(11,217,583	)(2)	(1,231,307)
CAPITAL SHARE TRANSACTIONS:
Shares sold:
Institutional Class	37,574,020	179,185,572		81,297,633
Service Class	107,891,242	50,605,851		2,205,780
Shares issued to holders in reinvestment of distributions:
Institutional Class	9,924,679	9,719,865		593,377
Service Class	903,036	157,769		11,070
Shares redeemed:
Institutional Class	(67,234,040)	(50,370,221)		(4,558,013)
Service Class	(20,569,822)	(44,897,280)		(8,394)
Redemption fees:
Service Class	9,405	3,746		10
Net increase in net assets resulting from capital share transactions	68,498,520	144,405,302		79,541,463
Total Increase in Net Assets	116,964,045	136,672,048		89,129,289
NET ASSETS:
Beginning of Period	390,802,606	254,130,558		—
End of Period	$507,766,651	$390,802,606	(3)	$89,129,289
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	2,333,837	11,546,967		8,143,160
Service Class	6,823,918	3,280,891		204,974
Shares issued to holders in reinvestment of distributions:
Institutional Class	617,817	621,680		55,345
Service Class	53,756	10,079		1,002
Shares redeemed:
Institutional Class	(4,302,785)	(3,235,069)		(428,718)
Service Class	(1,322,355)	(2,892,546)		(764)
Net increase in shares outstanding	4,204,188	9,332,002		7,974,999

(1)  Commencement of operations.

(2)  Includes distributions from net investment income for Institutional Class and Service Class of $10,827,533 and $347,439, and distributions from net realized gains on investments of $41,708 and $903, respectively.

(3)  Includes undistributed net investment income of $976,524.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Phocas Small Cap Value Fund
	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
OPERATIONS:
Net investment income	$183,054	$123,736
Net realized gain on investments	1,495,920	6,034,290
Change in net unrealized depreciation on investments	(4,552,441)	(1,218,847)
Net increase (decrease) in net assets resulting from operations	(2,873,467)	4,939,179
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(4,734,516)	(3,244,664)
Service Class	(19)	(11)
Net decrease in net assets resulting from distributions paid	(4,734,535)	(3,244,675	)(1)
CAPITAL SHARE TRANSACTIONS:
Shares issued in the Reorganization:
Institutional Class(2)	—	25,882,024
Shares sold:
Institutional Class	2,641,204	3,896,170
Shares issued to holders in reinvestment of distributions:
Institutional Class	4,734,008	3,244,640
Service Class	18	11
Shares redeemed:
Institutional Class	(12,253,294)	(30,488,173)
Net increase (decrease) in net assets resulting from capital share transactions	(4,878,064)	2,534,672
Total Increase (Decrease) in Net Assets	(12,486,066)	4,229,176
NET ASSETS:
Beginning of Period	38,735,268	34,506,092
End of Period	$26,249,202	$38,735,268	(3)
TRANSACTIONS IN SHARES:
Shares issued in the Reorganization:
Institutional Class(2)	—	692,998
Shares sold:
Institutional Class	83,913	98,800
Shares issued to holders in reinvestment of distributions:
Institutional Class	174,108	88,444
Service Class	1	—	(4)
Shares redeemed:
Institutional Class	(369,853)	(791,437)
Net increase (decrease) in shares outstanding	(111,831)	88,805

(1)  Includes distributions from net investment income for Institutional Class and Service Class of $130,243 and less than $1, and distributions from net realized gains on investments of $3,114,421 and $11, respectively.

(2)  See Note 2(f) in Notes to Financial Statements.

(3)  Includes undistributed net investment income of $45,360.

(4)  Less than one share.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Equity Fund

FINANCIAL HIGHLIGHTS

	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015
Net Asset Value, Beginning of Period	$18.89	$17.25	$15.05	$15.99	$15.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.17	0.13	0.15	0.14	0.10 (1)
Net realized and unrealized gain (loss) on investments	2.38	2.22	2.77	(0.48)	0.91
Total Income (Loss) from Investment Operations	2.55	2.35	2.92	(0.34)	1.01
LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.14)	(0.14)	(0.12)	(0.12)
From net realized gain on investments	(1.55)	(0.57)	(0.58)	(0.48)	(0.23)
Total Distributions	(1.72)	(0.71)	(0.72)	(0.60)	(0.35)
Redemption fees retained(2)	—	—	—	—	—
Net Asset Value, End of Period	$19.72	$18.89	$17.25	$15.05	$15.99
Total Return	15.06%	13.75%	19.96%	(2.19)%	6.72%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1,125,305	$1,103,521	$1,134,098	$1,073,308	$1,106,525
Ratio of expenses to average net assets
Before waivers and reimbursements	0.85%	0.85%	0.85%	0.85%	0.86%
Net of waivers and reimbursements	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.80%	0.64%	0.85%	0.85%	0.56%
Net of waivers and reimbursements	0.85%	0.69%	0.90%	0.90%	0.62%
Portfolio turnover rate	34%	28%	30%	38%	69%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015(1)
Net Asset Value, Beginning of Period	$12.72	$11.49	$9.59	$9.91	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.10 (2)	0.10	0.13 (2)	0.09 (2)	0.03
Net realized and unrealized gain (loss) on investments	1.60	1.40	1.79	(0.36)	(0.12)
Total Income (Loss) from Investment Operations	1.70	1.50	1.92	(0.27)	(0.09)
LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.08)	(0.02)	(0.05)	—
From net realized gain on investments	(1.22)	(0.19)	— (3)	—	—
Total Distributions	(1.38)	(0.27)	(0.02)	(0.05)	—
Net Asset Value, End of Period	$13.04	$12.72	$11.49	$9.59	$9.91
Total Return	15.22%	13.12%	20.06%	(2.77)%	(0.90	)%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$215,921	$340,204	$302,726	$21,547	$5,859
Ratio of expenses to average net assets
Before waivers and reimbursements	0.89%	0.88%	0.95%	2.03%	4.96	%(5)
Net of waivers and reimbursements	0.80%	0.80%	0.80%	0.80%	0.80	%(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.73%	0.71%	1.02%	(0.29)%	(3.16	)%(5)
Net of waivers and reimbursements	0.82%	0.79%	1.17%	0.94%	1.00	%(5)
Portfolio turnover rate(6)	56%	59%	31%	30%	7	%(4)

(1)  Commenced operations on March 23, 2015.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Period Ended June 30, 2016(1)
Net Asset Value, Beginning of Period	$12.72	$11.49	$9.60	$9.73
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.10 (2)	0.10	0.11 (2)	—	(3)
Net realized and unrealized gain (loss) on investments	1.58	1.39	1.80	(0.13)
Total Income (Loss) from Investment Operations	1.68	1.49	1.91	(0.13)
LESS DISTRIBUTIONS:
From net investment income	(0.15)	(0.07)	(0.02)	—
From net realized gain on investments	(1.22)	(0.19)	— (3)	—
Total Distributions	(1.37)	(0.26)	(0.02)	—
Redemption fees retained	—	—	— (3)	—	(3)
Net Asset Value, End of Period	$13.03	$12.72	$11.49	$9.60
Total Return	15.09%	13.01%	19.92%	(1.34	)%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$116,849	$74,933	$81,173	$10,727
Ratio of expenses to average net assets
Before waivers and reimbursements	0.98%	0.95%	1.09%	1.38	%(5)
Net of waivers and reimbursements	0.89%	0.88%	0.89%	0.80	%(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.68%	0.60%	0.80%	(0.70	)%(5)
Net of waivers and reimbursements	0.77%	0.67%	1.00%	(0.12	)%(5)
Portfolio turnover rate(6)	56%	59%	31%	30%

(1)  Commenced operations on May 9, 2016.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015
Net Asset Value, Beginning of Period	$15.40	$15.84	$15.27	$13.09	$14.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.45	0.58 (1)	0.50 (1)	0.37	0.42 (1)
Net realized and unrealized gain (loss) on investments	1.77	(0.48)	0.52	2.21	(0.96)
Total Income (Loss) from Investment Operations	2.22	0.10	1.02	2.58	(0.54)
LESS DISTRIBUTIONS:
From net investment income	(0.44)	(0.54)	(0.42)	(0.36)	(0.47)
From net realized gain on investments	(0.02)	— (2)	(0.03)	(0.04)	(0.03)
Total Distributions	(0.46)	(0.54)	(0.45)	(0.40)	(0.50)
Redemption fees retained	—	—	— (2)	— (2)	— (2)
Net Asset Value, End of Period	$17.16	$15.40	$15.84	$15.27	$13.09
Total Return	14.65%	0.60%	6.83%	20.00%	(4.03)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$402,142	$381,749	$251,149	$207,985	$161,722
Ratio of expenses to average net assets
Before waivers and reimbursements	0.79%	0.81%	0.83%	0.83%	0.93%
Net of waivers and reimbursements	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets
Before waivers and reimbursements	2.74%	3.57%	3.18%	2.62%	2.77%
Net of waivers and reimbursements	2.83%	3.68%	3.31%	2.75%	3.00%
Portfolio turnover rate(3)	18%	19%	39%	15%	17%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Year Ended June 30, 2019	Year Ended June 30, 2018	Period Ended June 30, 2017(1)
Net Asset Value, Beginning of Period	$15.43	$15.85	$15.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)	0.65	0.53	0.90
Net realized and unrealized gain (loss) on investments	1.57	(0.43)	0.16
Total Income from Investment Operations	2.22	0.10	1.06
LESS DISTRIBUTIONS:
From net investment income	(0.43)	(0.52)	(0.41)
From net realized gain on investments	(0.02)	— (3)	(0.03)
Total Distributions	(0.45)	(0.52)	(0.44)
Redemption fees retained	— (3)	— (3)	—
Net Asset Value, End of Period	$17.20	$15.43	$15.85
Total Return	14.60%	0.60%	7.14	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$105,625	$9,054	$2,982
Ratio of expenses to average net assets
Before waivers and reimbursements	0.90%	0.91%	5.15	%(5)
Net of waivers and reimbursements	0.80%	0.80%	0.80	%(5)
Ratio of net investment income to average net assets
Before waivers and reimbursements	3.89%	3.30%	1.68	%(5)
Net of waivers and reimbursements	3.99%	3.41%	6.03	%(5)
Portfolio turnover rate(6)	18%	19%	39%

(1)  Commenced operations on July 15, 2016.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Period Ended June 30, 2019(1)
Net Asset Value, Beginning of Period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)	0.29
Net realized and unrealized gain on investments	1.09
Total Income from Investment Operations	1.38
LESS DISTRIBUTIONS:
From net investment income	(0.20)
Total Distributions	(0.20)
Net Asset Value, End of Period	$11.18
Total Return	13.90	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$86,833
Ratio of expenses to average net assets(4)
Before waivers and reimbursements	1.24	%(5)
Net of waivers and reimbursements	0.80	%(5)
Ratio of net investment income to average net assets(6)
Before waivers and reimbursements	2.37	%(5)
Net of waivers and reimbursements	2.81	%(5)
Portfolio turnover rate(7)	29	%(3)

(1)  Commenced operations on July 2, 2018.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Not annualized.

(4)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2019, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 1.24%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.80%.

(5)  Annualized.

(6)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2019, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 2.38%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 2.82%.

(7)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Period Ended June 30, 2019(1)
Net Asset Value, Beginning of Period	$10.33
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)	0.17
Net realized and unrealized gain on investments	0.82
Total Income from Investment Operations	0.99
LESS DISTRIBUTIONS:
From net investment income	(0.13)
Total Distributions	(0.13)
Redemption fees retained(3)	—
Net Asset Value, End of Period	$11.19
Total Return	9.60	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$2,296
Ratio of expenses to average net assets
Before waivers and reimbursements	1.35	%(5)
Net of waivers and reimbursements	0.90	%(5)
Ratio of net investment income to average net assets
Before waivers and reimbursements	3.99	%(5)
Net of waivers and reimbursements	4.44	%(5)
Portfolio turnover rate(6)	29	%(4)

(1)  Commenced operations on February 19, 2019.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015
Net Asset Value, Beginning of Period	$40.20	$39.45	$33.45	$34.33	$35.96
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20 (1)	0.14	0.12	0.15	0.19
Net realized and unrealized gain (loss) on investments	(3.91)	4.43	6.04	(0.62)	0.08
Total Income (Loss) from Investment Operations	(3.71)	4.57	6.16	(0.47)	0.27
LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.15)	(0.16)	(0.22)	(0.03)
From net realized gain on investments	(5.50)	(3.67)	—	(0.19)	(1.87)
Total Distributions	(5.67)	(3.82)	(0.16)	(0.41)	(1.90)
Net Asset Value, End of Period	$30.82	$40.20	$39.45	$33.45	$34.33
Total Return	(7.34)%	12.52%	18.40%	(1.29)%	0.84%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$26,249	$38,735	$34,506	$31,946	$28,686
Ratio of expenses to average net assets
Before waivers and reimbursements	1.51%	1.48%	1.45%	1.49%	1.54%
Net of waivers and reimbursements	0.95%	0.95%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.01%	(0.21)%	(0.03)%	0.06%	0.16%
Net of waivers and reimbursements	0.57%	0.32%	0.32%	0.45%	0.60%
Portfolio turnover rate(2)	40%	68%	53%	49%	52%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Year Ended June 30, 2019	Year Ended June 30, 2018	Period Ended June 30, 2017(1)
Net Asset Value, Beginning of Period	$40.10	$39.40	$34.66
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20 (2)	0.10 (2)	0.12
Net realized and unrealized gain (loss) on investments	(3.90)	4.43	4.78
Total Income (Loss) from Investment Operations	(3.70)	4.53	4.90
LESS DISTRIBUTIONS:
From net investment income	(0.18)	(0.16)	(0.16)
From net realized gain on investments	(5.50)	(3.67)	—
Total Distributions	(5.68)	(3.83)	(0.16)
Net Asset Value, End of Period	$30.72	$40.10	$39.40
Total Return	(7.35)%	12.42%	14.13	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in hundreds)	$1	$1	$1
Ratio of expenses to average net assets
Before waivers and reimbursements	586.45%	492.96%	285.93	%(4)
Net of waivers and reimbursements	0.95%	0.95%	1.10	%(4)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(584.91)%	(491.76)%	(284.49	)%(4)
Net of waivers and reimbursements	0.59%	0.25%	0.34	%(4)
Portfolio turnover rate(5)	40%	68%	53%

(1)  Commenced operations on July 15, 2016.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2019

(1)  ORGANIZATION

Frontier Funds, Inc. (the "Company") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing shares in series (each, a "Fund," or collectively, the "Funds"), each series representing a distinct portfolio with its own investment objectives and policies. The investment objective of each of the Frontier MFG Global Equity Fund (the "Global Equity Fund") and Frontier MFG Global Plus Fund (the "Global Plus Fund") is capital appreciation. The investment objective of the Frontier MFG Core Infrastructure Fund (the "Core Fund") is long-term capital appreciation. The investment objective of the Frontier MFG Select Infrastructure Fund (the "Select Fund") is to seek attractive risk-adjusted returns over the medium- to long-term, while reducing the risk of permanent capital loss. The investment objective of the Frontier Phocas Small Cap Value Fund (the "Phocas Fund") is long-term total investment return through capital appreciation. Each Fund is a diversified fund, except the Global Equity, Global Plus and Select Funds, which are non-diversified.

A summary of each Fund's investment adviser, subadviser and capital structure is as follows:

Fund	Investment Adviser	Subadviser	Capital Structure	Commencement of Operations
Global Equity Fund (a)	Frontegra Asset Management, Inc. ("Frontegra" or the "Adviser")	MFG Asset Management ("MFG")	Multi-Class • Institutional • Service Class (b)	Dec. 28, 2011
Global Plus Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class • Class Y (c)	Mar. 23, 2015
Core Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class	Jan. 18, 2012
Select Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class	July 2, 2018
Phocas Fund	Frontegra	Phocas Financial Corp. ("Phocas")	Multi-Class • Institutional • Service Class	Sep. 29, 2006

(a)  A redemption fee of 2.00% will be charged on shares of the Fund redeemed 30 days or less from their date of purchase.

(b)  As of June 30, 2019, the Service Class shares of the Global Equity Fund had not commenced operations.

(c)  As of June 30, 2019, the Class Y shares of the Global Plus Fund had not commenced operations.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019

(2)  SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(a) Investment Valuation

Equity securities that are traded on a national securities exchange, except for those traded on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (together, "NASDAQ"), for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are principally traded. Equity securities that are traded on NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent quoted bid price. Debt securities are valued at the bid price provided by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models, as well as market transactions and other market inputs. Shares of underlying mutual funds are valued at their respective Net Asset Value ("NAV"). Exchange-traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In the case of foreign securities, the occurrence of events after the close of the foreign markets, but prior to the time a Fund's NAV is calculated, will result in a systematic fair value adjustment to the trading prices of foreign securities provided that there is a movement in the markets that exceeds a threshold established by the Board of Directors (the "Board") and provided the fair value prices exceed a pre-established confidence level. The Funds will also value foreign securities at fair value using fair valuation procedures approved by the Board in the case of other significant events relating to a particular foreign issuer or market. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time the NAV is calculated. The Board has retained an independent fair value pricing service to assist in valuing foreign securities held by the Global Equity, Global Plus, Core and Select Funds. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser or subadvisers pursuant to guidelines established by the Board. The Board has appointed a Valuation Committee to assist the Board in its oversight of the Funds' valuation procedures.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities that the Funds have the ability to access

Level 2 — Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices)

Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019

The following is a summary of inputs used to value the Funds' securities as of June 30, 2019:

Global Equity Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$1,036,559,329	$—	$—	$1,036,559,329
Total Equity	1,036,559,329	—	—	1,036,559,329
Short-Term Investments	88,536,931	—	—	88,536,931
Total Investments in Securities	$1,125,096,260	$—	$—	$1,125,096,260

Global Plus Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$303,986,445	$—	$—	$303,986,445
Total Equity	303,986,445	—	—	303,986,445
Short-Term Investments	27,414,028	—	—	27,414,028
Total Investments in Securities	$331,400,473	$—	$—	$331,400,473

Core Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$493,453,574	$—	$—	$493,453,574
Closed-End Funds	4,997,210	—	—	4,997,210
Total Equity	498,450,784	—	—	498,450,784
Short-Term Investments	11,952,689	—	—	11,952,689
Total Investments in Securities	$510,403,473	$—	$—	$510,403,473

Select Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$85,812,569	$—	$—	$85,812,569
Total Equity	85,812,569	—	—	85,812,569
Short-Term Investments	2,679,228	—	—	2,679,228
Total Investments in Securities	$88,491,797	$—	$—	$88,491,797

Phocas Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$25,431,495	$—	$—	$25,431,495
Total Equity	25,431,495	—	—	25,431,495
Short-Term Investments	890,625	—	—	890,625
Total Investments in Securities	$26,322,120	$—	$—	$26,322,120

(a)  See each Fund's Schedule of Investments for sector or country classifications.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019

(b)  Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the period, the Funds did not incur any interest or penalties. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds have no examinations in progress.

(c)  Distributions to Shareholders

With the exception of the Core and Select Funds, dividends from net investment income are usually declared and paid annually. The Core and Select Funds usually declare and pay dividends quarterly. Distributions from net realized gains, if any, are declared and paid at least annually for all Funds. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

The tax character of distributions paid during the fiscal years ended June 30, 2019, and June 30, 2018, were as follows:

	Year Ended June 30, 2019			Year Ended June 30, 2018
	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Global Equity Fund	$17,986,260	$72,503,197	$90,489,457	$11,470,292	$34,574,142	$46,044,434
Global Plus Fund	15,831,630	16,864,158	32,695,788	8,238,519	845,224	9,083,743
Core Fund	12,372,755	—	12,372,755	11,183,377	34,206	11,217,583
Select Fund	1,231,307	—	1,231,307	—	—	—
Phocas Fund	2,036,857	2,697,678	4,734,535	130,243	3,114,432	3,244,675

At June 30, 2019, the components of distributable earnings on a tax basis were as follows:

	Global Equity Fund	Global Plus Fund	Core Fund	Select Fund	Phocas Fund
Cost of investments	$736,164,567	$240,394,802	$431,910,189	$79,495,026	$22,105,488
Gross unrealized appreciation	$393,210,051	$92,315,393	$89,398,494	$9,790,688	$5,690,059
Gross unrealized depreciation	(4,278,358)	(1,309,722)	(10,905,210)	(793,917)	(1,473,427)
Net unrealized appreciation	388,931,693	91,005,671	78,493,284	8,996,771	4,216,632
Undistributed ordinary income	5,304,853	1,568,203	1,174,243	588,411	—
Undistributed long-term capital gain	—	—	—	—	208,212
Other accumulated gains (losses)	(1,696,577)	(4,685,766)	(8,603,084)	4,082	—
Total distributable earnings	$392,539,969	$87,888,108	$71,064,443	$9,589,264	$4,424,844

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies.

At June 30, 2019, the Core Fund has long-term and short-term capital loss carryforwards that will not expire of $5,716,935 and $2,900,598, respectively.

In order to meet certain excise tax requirements, the Funds are required to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Funds are permitted, for tax purposes, to defer into their next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. As of the fiscal year ended June 30, 2019, the Global Equity and Global Plus Funds deferred, on a tax basis, post-October losses of $1,678,968 and $4,687,696, respectively.

(d)  Foreign Currency Translation

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in fair value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Each Fund separately reports net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, which result from changes in exchange rates.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investing in foreign companies involves risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. The risks of foreign investments are typically greater in emerging and less developed markets.

(e)  Indemnifications

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019

(f)  Agreement and Plan of Reorganization

On November 14, 2017, shareholders of the Frontier Netols Small Cap Value Fund — Institutional Class and Class Y ("Netols Fund — Institutional Class" and "Netols Fund — Class Y" and together, the "Netols Fund") approved the reorganization of the Netols Fund with and into the Phocas Fund — Institutional Class. The purpose of the reorganization was to combine two funds within the Company with similar investment objectives and strategies. The reorganization provided for the transfer of assets of the Netols Fund to the Phocas Fund and the assumption of the liabilities of the Netols Fund by the Phocas Fund. The reorganization was effective as of the close of business on November 17, 2017. For each share of the Netols Fund — Institutional Class and Netols Fund — Class Y, shareholders received 0.0988 share and 0.0825 share, respectively, of the Phocas Fund — Institutional Class. The following tables illustrate the specifics of the reorganization:

Netols Fund Net Assets		Shares Issued to Shareholders of Netols Fund	Phocas Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$25,882,024	(1)	692,998	$34,717,866	$60,599,890	Non-taxable

(1)  Includes accumulated net realized gain and net unrealized appreciation on investments in the amounts of $9,571,855 and $2,222,159, respectively.

For financial reporting purposes, assets received and shares issued by the Phocas Fund were recorded at fair value; however, the cost basis of the investments received from the Netols Fund was carried forward to align ongoing reporting of the Phocas Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the reorganization had been completed on July 1, 2017, the beginning of the reporting period, the pro forma results of operations for the year ended June 30, 2018, would have been as follows:

Net investment income	$179,970
Net realized gain on investments	20,712,322
Change in net unrealized depreciation on investments	(15,076,133)
Net increase in net assets resulting from operations	$5,816,159

Because the Phocas Fund has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Netols and Phocas Funds that have been included in the Phocas Fund's Statement of Operations since November 17, 2017.

(g)  Subsequent Events

As further discussed in Note 3, the annual advisory fees and expense limitations for the Core Fund were reduced effective July 1, 2019.

(h)  Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019

discounts/premiums are accreted/amortized using the effective interest method and are included in interest income. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax codes and regulations.

Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments attributable to the Funds are generally allocated to each respective class in proportion to the relative net assets of each class. Expenses incurred that do not specifically relate to an individual Fund are allocated among all Funds in the Company in proportion to each Fund's relative net assets or by other equitable means.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended June 30, 2019, the following table shows the reclassifications made among tax components:

	Global Equity Fund	Global Plus Fund	Core Fund	Select Fund	Phocas Fund
Paid in capital	$7,959,995	$9,264,290	$—	$(1,438)	$1,537,818
Undistributed net investment income (loss)	(42,284)	(5,828)	11,305	11,468	(82,796)
Accumulated undistributed net realized loss	(7,917,711)	(9,258,462)	(11,305)	(10,030)	(1,455,022)

The permanent differences primarily relate to foreign currency, equalization and nondeductible excise taxes.

(3)  INVESTMENT ADVISER AND RELATED PARTIES

Each of the Funds has entered into an agreement with Frontegra, with whom certain officers and a director of the Company are affiliated, to furnish investment advisory services to such Funds. Frontegra is a wholly owned subsidiary of Frontier North America Holdings Inc., a majority-owned subsidiary of Magellan Financial Group Limited and affiliate of MFG. William D. Forsyth III, the President and a director of the Company, is a control person of Frontegra. Advisory fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund's average daily net assets). Pursuant to expense cap agreements, Frontegra has agreed to waive its management fees and/or reimburse each Fund's operating expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to ensure that each Fund's operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with advisory fees payable on the Statements of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to the Adviser or the Adviser reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statements of Assets and Liabilities as a receivable from the Adviser. The expense cap agreements will continue in effect until October 31, 2021, with successive renewal terms of one year unless terminated by the Adviser or a Fund prior to any such renewal.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019

Frontier Fund	Annual Advisory Fees	Expense Limitation
Global Equity Fund	0.80%	0.80%
Global Plus Fund - Institutional Class	0.80%	0.80%
Global Plus Fund - Service Class	0.80%	0.95%
Core Fund - Institutional Class	0.70%	0.70%
Core Fund - Service Class	0.70%	0.85%
Select Fund - Institutional Class	0.80%	0.80%
Select Fund - Service Class	0.80%	0.95%
Phocas Fund - Institutional Class	0.85%	0.95%
Phocas Fund - Service Class	0.85%	1.10%

Effective July 1, 2019, the annual advisory fees and expense limitations for each class of the Core Fund were reduced by 0.20%.

The Adviser is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the time the expenses were incurred to the extent of the expense limitations described above and in place at the time of the recoupment. Expenses attributable to a specific class may only be recouped with respect to that class.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring on:

	June 30,
	2020	2021	2022		Total
Global Equity Fund	$520,095	$549,935	$541,860		$1,611,890
Global Plus Fund	258,029	331,218	323,110		912,357
Core Fund	272,224	325,570	388,266		986,060
Select Fund	—	—	224,214	*	224,214
Phocas Fund	122,491	205,354	179,536		507,381

*  Expenses waived/reimbursed were for the period July 2, 2018, through June 30, 2019.

Frontegra has entered into a subadvisory agreement under which MFG serves as the subadviser to the Global Equity, Global Plus, Core and Select Funds, and subject to Frontegra's supervision, manages each Fund's portfolio assets. For the period October 1, 2018, to June 30, 2019, for the Global Equity, Global Plus and Core Funds, and for the period July 2, 2018 (inception), to June 30, 2019, for the Select Fund, MFG was paid the net advisory fee received by Frontegra with respect to each Fund subadvised by MFG less an annual flat fee retained by Frontegra; provided however, if the net advisory fee is less than such flat fee, Frontegra shall retain the entire net advisory fee and no subadvisory fee will be payable to MFG. Prior to October 1, 2018, MFG was compensated by Frontegra for its investment advisory services at the annual rate of 75% of the net advisory fee received by Frontegra with respect to the Global Equity, Global Plus and Core Funds after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above. The Select Fund's organizational costs were paid for by MFG and are not recoupable.

Frontegra has also entered into a subadvisory agreement under which Phocas serves as the subadviser to the Phocas Fund, and subject to Frontegra's supervision, manages the Fund's portfolio assets. Under the agreement, Phocas is compensated by Frontegra for its investment advisory services at the annual rate of 0.25% of the Fund's average daily net assets when the Fund has net assets of $75,000,000 or less, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above. When the Phocas Fund's net assets exceed $75,000,000, Frontegra will compensate Phocas at 50% of the net advisory

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019

fee received by Frontegra from the Fund after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement.

The beneficial ownership, either directly or indirectly, of more than 25% of a Fund's voting securities creates a presumption of control. As of June 30, 2019, the Global Equity Fund, Global Plus Fund, Select Fund and Phocas Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 25% of the total shares outstanding of the respective Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

(4)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended June 30, 2019, are summarized below:

	Global Equity Fund	Global Plus Fund	Core Fund	Select Fund	Phocas Fund
Purchases	$306,543,593	$163,726,400	$140,298,455	$91,246,757	$12,110,266
Sales	$316,916,139	$249,037,395	$74,135,998	$14,687,188	$21,366,705

There were no purchases or sales of U.S. Government securities for the Funds.

Each Fund is permitted to purchase or sell securities from or to another Fund or from or to another account that is an affiliate of a Fund solely by virtue of having a common investment adviser or another permitted affiliation, pursuant to procedures adopted by the Board of Directors in accordance with Rule 17a-7 under the 1940 Act and related SEC guidance. The procedures require each trade to be conducted at the current market price and include other conditions designed to prevent any potential for overreaching. For the year ended June 30, 2019, the Select Fund engaged in six securities transactions in accordance with the Company's Rule 17a-7 procedures consisting of sales in the amount of $229,060 resulting in $18,064 of realized losses.

(5)  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING FEE

The Company, on behalf of the Global Plus Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class Y shares (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Class Y shares of the Fund pay an annual fee of up to 0.25% to Frontegra Strategies, LLC (the "Distributor"), an affiliate of Frontegra and MFG, for payments to brokers, dealers and other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Fund. As of June 30, 2019, the Class Y shares of the Fund had not commenced operations.

The Company has adopted a shareholder servicing plan (the "Service Plan") on behalf of the Class Y and Service Class shares offered by certain Funds. Pursuant to the Service Plan, the Service Class and Class Y shares of the applicable Funds pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to brokers, dealers, and other financial intermediaries who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, and providing other recordkeeping and administrative services. As of June 30, 2019, the Class Y shares of the Global Plus Fund and the Service

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019

Class shares of the Global Equity Fund had not commenced operations. For the year ended June 30, 2019, the Service Plan expenses were as follows:

Service Plan Expenses
Global Plus Fund - Service Class	$104,755
Core Fund - Service Class	$39,987
Select Fund - Service Class	$426
Phocas Fund - Service Class	$—

(6)  RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated ASU 2018-13 and has adopted the framework.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

June 30, 2019

To the Shareholders and Board of Directors of Frontier Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Frontier Funds, Inc. comprising Frontier MFG Global Equity Fund, Frontier MFG Global Plus Fund, Frontier MFG Core Infrastructure Fund, Frontier MFG Select Infrastructure Fund, and Frontier Phocas Small Cap Value Fund (the "Funds") as of June 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five periods in the period then ended for Frontier MFG Global Equity Fund, Frontier MFG Global Plus Fund, Frontier MFG Core Infrastructure Fund, and Frontier Phocas Small Cap Value Fund, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights, for the period July 2, 2018 (commencement of operations) through June 30, 2019, for Frontier MFG Select Infrastructure Fund (collectively, for all Funds, referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of June 30, 2019, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds' auditor since 2012.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
August 27, 2019

ADDITIONAL INFORMATION

(Unaudited)

DIRECTORS AND OFFICERS AS OF JUNE 30, 2019

The business and affairs of the Funds are managed under the direction of the Funds' Board of Directors. Information pertaining to the directors and officers of the Funds is set forth below. The SAI includes additional information about the Funds' directors and officers and is available without charge, upon request by calling 1-888-825-2100.

Interested Director and Officers

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
William D. Forsyth III* Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1963	President Director Secretary	Elected annually by the Board; since August 2008 (co- president from 1996 – 2008). Indefinite; since May 1996. Indefinite; since August 2014.

Mr. Forsyth has served as President of Frontegra since August 2008 and as Treasurer and a Director of Frontegra since May 1996. Mr. Forsyth served as Co-President and Assistant Secretary of Frontegra from May 1996 to August 2008. Mr. Forsyth has served as Executive Chairman of North American Operations, MFG, since February 5, 2018. Mr. Forsyth served as Vice President of Timpani Capital Management LLC ("Timpani") from August 2015 to June 2019. Mr. Forsyth served as President of Timpani from August 2008 to August 2015 and served as Co-President from April 2008 to August 2008. Mr. Forsyth has served as President of the Distributor since August 2008 and as Co-President from August 2007 to August 2008. From July 1993 until the present, Mr. Forsyth has also served as a Partner and President of Frontier Partners, Inc. ("Frontier Partners"), a consulting/marketing firm.

				7	None

*  Mr. Forsyth is an "interested person" of the Funds because he serves as a director and officer of Frontegra.

ADDITIONAL INFORMATION (continued)

(Unaudited)

Interested Director and Officers

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
Elyce D. Dilworth Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1966	Treasurer, Assistant Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected annually by the Board; Treasurer and Assistant Secretary since August 2008; Chief Compliance Officer since January 2008; Anti-Money Laundering Compliance Officer since February 2008.

Ms. Dilworth has served as Chief Compliance Officer of Frontegra since January 2008 and as Secretary since August 2008. Ms. Dilworth served as Chief Compliance Officer of Timpani from April 2008 to June 2011 and from September 2014 to February 2015. She served as Chief Financial Officer of Timpani from April 2008 to March 2010. Ms. Dilworth served as Chief Compliance Officer of Frontier Partners from September 2010 to June 2011 and from September 2014 to February 2015. Ms. Dilworth has also served as Chief Compliance Officer of the Distributor from August 2008 to September 2018.

				N/A	N/A

ADDITIONAL INFORMATION (continued)

(Unaudited)

Independent Directors

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
David L. Heald 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1943	Lead Independent Director; Chair, Audit Committee	Indefinite; since June 1996

Mr. Heald previously served as a principal and a director of Consulting Fiduciaries, Inc. ("CFI") from 1994 to 2011 when he retired. CFI was a registered investment adviser that provided professional, independent, fiduciary decision making, consultation and alternative dispute resolution services to ERISA plans, plan sponsors and investment managers. Between April 1994 and August 1994, Mr. Heald engaged in the private practice of law. From August 1992 until April 1994, Mr. Heald was a managing director and the chief administrative officer of Calamos Asset Management, Inc., a registered investment adviser specializing in convertible securities, and he served as an officer and director of CFS Investment Trust, a registered investment company comprised of four series. From January 1990 until August 1992, Mr. Heald was a partner in the Chicago based law firm of Gardner, Carton & Douglas.

				7	None

ADDITIONAL INFORMATION (continued)

(Unaudited)

Independent Directors

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
Steven K. Norgaard 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1964	Independent Director	Indefinite; since October 2013	Mr. Norgaard has been an attorney with Steven K. Norgaard P.C. since 1994. From 1990 to 1994, he was an attorney at McDermott, Will & Emery.	7	Boulder Growth & Income Fund, Inc.
James M. Snyder 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1947	Independent Director; Chair, Nominating Committee	Indefinite; since May 2002	Mr. Snyder is a private investor and chairman of a family foundation. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, including as Chief Investment Officer, Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder has earned the right to use the Chartered Financial Analyst (CFA) designation.	7	RMB Investors Trust (with oversight of nine portfolios)

ADDITIONAL INFORMATION (continued)

(Unaudited)

FOREIGN TAX CREDIT

For the year ended June 30, 2019, the Core Fund earned $11,108,540 in foreign source income and paid $1,195,632 in foreign taxes, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

For the year ended June 30, 2019, the Select Fund earned $1,491,637 in foreign source income and paid $192,254 in foreign taxes, which it intends to pass through to its shareholders pursuant to Section 853 of the Interval Revenue Code.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended June 30, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2004. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Global Equity Fund	88.44%
Global Plus Fund	44.32%
Core Fund	99.16%
Select Fund	88.53%
Phocas Fund	26.56%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2019, was as follows:

Global Equity Fund	69.56%
Global Plus Fund	32.19%
Core Fund	34.68%
Select Fund	18.14%
Phocas Fund	26.55%

A NOTE ON FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements such as adviser, subadviser and/or portfolio manager predictions, opinions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the advisers', subadvisers' or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by an adviser, subadviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds. Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund's position in the securities may have changed.

ADDITIONAL INFORMATION

Frontier Funds has adopted proxy voting policies and procedures that delegate to Frontegra the authority to vote proxies. The proxy voting policies permit Frontegra to delegate its authority to vote proxies to a Fund's subadviser. A description of the Frontier Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov and the Funds' website at www.frontiermutualfunds.com or by calling the Funds toll free at 1-888-825-2100.

The actual voting records relating to each Fund's portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC's website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. Part F of Form N-PORT is available on the SEC's website at http://www.sec.gov. Part F of Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is incorporated by reference. See Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Steven Norgaard is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  In the following table, “Audit Fees” are fees billed for professional services for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  The “All Other Fees” for fiscal year 2019 relate to the principal accountant’s review of the registrant’s semi-annual report for the period ended December 31, 2018.  “Tax Fees” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no other services provided by the principal accountant.  The following table details the aggregate fees billed for each of the last two fiscal years by the principal accountant.

	FYE 6/30/2019	FYE 6/30/2018
Audit Fees	$68,000	$66,000
Tax Fees	$20,500	$16,250
All Other Fees	$3,000	$3,000

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services rendered to the registrant, as well as non-audit services provided to the registrant’s investment adviser and any entity affiliated with the registrant’s investment adviser with respect to any engagement that directly relates to the operations and financial reporting of the registrant.  In accordance with its pre-approval policies and procedures, the audit committee pre-approved all audit and tax services provided by the principal accountant to the registrant during fiscal year 2019.  All of the hours spent on auditing the registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days prior to the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are effective.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

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Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed September 4, 2018.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Not Applicable.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontier Funds, Inc.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:	8/26/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:	8/26/2019

By:	/s/ Elyce D. Dilworth
Elyce D. Dilworth, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date:	8/26/2019

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